UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

LEGG MASON

DEVELOPED EX-US DIVERSIFIED CORE ETF

DDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside the United States.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Developed ex-US Diversified Core ETF for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	Legg Mason Developed ex-US Diversified Core ETF

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period

Legg Mason Developed ex-US Diversified Core ETF	III

Investment commentary (cont’d)

ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Legg Mason Developed ex-US Diversified Core ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Legg Mason Developed ex-US Diversified Core ETF	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Underlying Index is composed of equity securities in developed markets outside the United States that are included in the MSCI World ex-US Indexi.

The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is equally weighted in the Underlying Index to produce a highly diversified portfolio. QS anticipates that the number of component securities in the Underlying Index will range from 900 to 1,000. The Underlying Index may include large, medium and small capitalization companies. The components of the Underlying Index, and the degree to which these components represent certain countries and sectors, may change over time. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI World ex-US Index. Securities that are removed from, or added to, the MSCI World ex-US Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” high- lights the segment of the investment universe where the fund invests — as opposed to introducing value or size biases or investing in niche segments of the market.

The Fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the Fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	1

Fund overview (cont’d)

QS may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The equity securities that the Fund will hold are principally common stocks.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which QS believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. This was a strong period for global equities with all regions and most sectors posting double digit returns for the twelve-month reporting period ended October 31, 2017. While equities outside the U.S. declined modestly in the fourth quarter of 2016, major markets ended the calendar year with solid economic prospects. December 2016 indicators showed manufacturing growth rose in the U.K., Germany, Japan and China. Central banks remained generally accommodative. Globally, names in the Financials and Energy sectors outperformed, the former rising on the expectation of easing regulations, and the latter on a consensus on oil production caps by the Organization of Petroleum Exporting Countries (“OPEC”).

Equities advanced in the first quarter of 2017, with steady gains tapering off after mid-March 2017. Most major economies, including the Eurozone, saw largely positive economic trends. Germany and Italy hit five-year highs in manufacturing. Globally, the Information Technology (“IT”) sector had a double-digit gain and the Energy sector was the only decliner, sliding after the run-up in late 2016; prices declined over 5% during the quarter amid reports of large U.S. reserves and suspected cheating on OPEC’s recently-placed quotas.

Developed markets equities finished the second quarter of 2017 with gains across most regions, in a low-volatility environment. Continued solid corporate earnings and growing economies outweighed news

2	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

events that included cyber ransomware and other terror attacks, and a deteriorating outlook for trading relationships among some nations. Earnings revisions weakened at quarter-end after months of positive trends. Still, major economies, notably the Eurozone, saw largely encouraging economic trends in terms of industrial output and employment gains. In Japan, growth improved based on both the Nikkei Japan Manufacturing PMI and the Nikkei Japan Service PMI. Among developed markets, Energy was the weakest sector; amid higher-than-expected reserves, OPEC indicated it would try to keep production low through early 2018. Japan’s and Europe’s central banks maintained loose monetary policies, while the U.K. central bank considered rate hikes.

These generally very strong economic statistics persisted globally through the end of the reporting period. In this environment, central banks, including those in the U.S., U.K., and the European Union, have announced modest tightening measures.

Continental Europe was the best performing major region globally for the twelve-month reporting period. Economic gains included improving growth in both manufacturing and non-manufacturing sectors. Most European markets outperformed the MSCI World ex-US Index overall, and all sectors were solidly in positive territory.

The U.K. and Japan both had double digit returns for the reporting period but underperformed other major developed markets. In the U.K., the currency declined in the last quarter of 2016 following the Brexit vote (the U.K.’s June 2016 referendum to leave the European Union). While the economy appeared on solid ground, businesses relying on imported goods suffered on currency weakness against both the euro and the U.S. dollar. The market turned negative across most sectors in June 2017 after the “snap” election did not produce a majority for the Conservative party, giving Prime Minister Theresa May a weaker hand in the Brexit negotiations. Inflation appears to be picking up as well; the Bank of Englandii head said tightening may be needed in the next few months due to inflationary pressures that may build up around Brexit.

The Bank of Japan (“BoJ”)iii ended 2016 with a moderately positive outlook on improved business sentiment and consumer expenditure, making no policy changes after an active year of policymaking. Japan’s gross domestic product (“GDP”)iv grew at a slower pace than expected at the start of 2017, although numerous indicators were positive, including the largest trade surplus in seven years. While the government maintained its stimulus program perceiving the economy as still relatively weak, consumer confidence improved in the second quarter of 2017 amid stronger GDP growth, and the BoJ’s September 2017 Tankan survey indicated that business confidence among Japan’s largest manufacturers is higher than it has been in a decade.

Of the smaller regions, both developed Asia ex-Japan and Australia, New Zealand and Canada underperformed the MSCI World ex-US Index overall, despite enjoying strong double digit returns for the reporting period.

The Fund uses a passive investment approach to achieve its investment objective, and, therefore, made no change in investment approach in response to market conditions.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended October 31, 2017, Legg Mason Developed ex-US Diversified Core ETF generated a 20.78% return on a net asset value (“NAV”)v basis and 21.73% based on its market pricevi per share.

The performance table shows the Fund’s total return for the twelve months ended October 31, 2017 based on its NAV and market price as of October 31, 2017. The Fund seeks to track the investment results of the QS DBI Developed ex-US Diversified Index, which returned 21.22% for the same period. The Fund’s broad-based market index, the MSCI World ex-US Index, returned 22.74% over the same time frame. The Lipper International Multi-Cap Core Funds Category Average1 returned 23.11% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2017 (unaudited)
	6 Months	12 Months
Legg Mason Developed ex-US Diversified Core ETF:
$29.13 (NAV)	10.22%	20.78%*†
$29.42 (Market Price)	10.52%	21.73%*‡
QS DBI Developed ex-US Diversified Index	10.57%	21.22%
MSCI World ex-US Index	10.74%	22.74%
Lipper International Multi-Cap Core Funds Category Average[1]	10.94%	23.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”)vii at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratio for the Fund was 0.41%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 444 funds for the six-month period and among the 424 funds for the twelve-month period in the Fund’s Lipper category.

4	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

What were the leading contributors to performance?

A. Looking at the Underlying Index by country during the reporting period, Japan and France were the leading contributors to performance. Japan saw improvement in growth, and the equity market in France surged after the election of Emmanuel Macron. Australia was a strong contributor as well, benefiting from a rebound in commodity prices and a record trade surplus. From a sector perspective, the leading contributor to performance was the Financials sector, which had the largest weight in the Underlying Index and one of the highest total returns. The IT, Industrials and Materials sectors were also strong contributors to performance.

What were the leading detractors from performance?

A. The leading detractor from performance in the Underlying Index for the reporting period from a country perspective was Israel, which was the only country with a negative total return. Ireland and Hong Kong also detracted. From a sector perspective, the leading detractor was the Health Care sector. The Real Estate and Telecommunication Services sectors were also leading detractors during the reporting period.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “DDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Developed ex-US Diversified Core ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	5

Fund overview (cont’d)

their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Financials (15.4%), Industrials (11.5%), Telecommunication Services (10.7%), Consumer Discretionary (9.0%) and Materials (8.9%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rule-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	MSCI World ex-US Index captures large- and mid-cap companies across 22 of 23 developed markets countries, excluding the United States.

ii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

iii

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vi	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

vii	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

6	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016. The composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
10.22%	$1,000.00	$1,102.20	0.40%	$2.12	5.00%	$1,000.00	$1,023.19	0.40%	$2.04

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/17	20.78%
Inception* through 10/31/17	10.61

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/17	20.40%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/17	21.73%
Inception* through 10/31/17	11.20

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/17	21.58%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”) at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Developed ex-US Diversified Core ETF vs. QS DBI Developed ex-US Diversified Index and MSCI World ex-US Index† — December 28, 2015 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Developed ex-US Diversified Core ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the QS DBI Developed ex-US Diversified Index and the MSCI World ex-US Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS DBI Developed ex-US Diversified Index (the “Underlying Index”) is an index composed of publicly traded equity securities of developed markets outside the United States that are included in the MSCI World ex-US Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser. The MSCI World ex-US Index captures large and mid-cap companies across 22 of 23 developed markets countries, excluding the United States. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Schedule of investments

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 8.9%
Auto Components — 0.5%
Bridgestone Corp.	200	$9,481
Compagnie Generale des Etablissements Michelin	52	7,523
Continental AG	42	10,660
Denso Corp.	200	10,891
Magna International Inc.	328	17,894
Total Auto Components		56,449
Automobiles — 1.5%
Bayerische Motoren Werke AG	76	7,746
Daimler AG, Registered Shares	136	11,294
Ferrari NV	258	30,924
Fiat Chrysler Automobiles NV	2,168	37,477	*
Honda Motor Co., Ltd.	400	12,393
Nissan Motor Co., Ltd.	800	7,729
Subaru Corp.	200	6,839
Toyota Motor Corp.	994	61,106
Total Automobiles		175,508
Distributors — 0.2%
Jardine Cycle & Carriage Ltd.	800	23,118
Hotels, Restaurants & Leisure — 2.7%
Aristocrat Leisure Ltd.	2,765	49,836
Compass Group PLC	374	8,211
Crown Resorts Ltd.	2,322	20,633
Domino’s Pizza Enterprises Ltd.	386	13,764
Flight Centre Travel Group Ltd.	292	10,459
Galaxy Entertainment Group Ltd.	6,000	40,839
Genting Singapore PLC	47,000	42,066
Melco Resorts & Entertainment Ltd., ADR	801	20,249
MGM China Holdings Ltd.	3,200	7,211
Restaurant Brands International Inc.	196	12,663
Sands China Ltd.	7,130	33,587
TABCORP Holdings Ltd.	4,042	13,890
Tatts Group Ltd.	7,359	23,486
Wynn Macau Ltd.	4,800	12,306
Total Hotels, Restaurants & Leisure		309,200
Household Durables — 0.7%
Electrolux AB, Class B Shares	346	12,234
Husqvarna AB, Class B Shares	813	7,944

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	11

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Household Durables — continued
Panasonic Corp.	800	$11,964
Sekisui House Ltd.	397	7,370
Sony Corp.	397	15,408
Techtronic Industries Co., Ltd.	3,960	23,223
Total Household Durables		78,143
Media — 0.9%
Altice NV, Class A Shares	1,721	32,466	*
Altice NV, Class B Shares	452	8,524	*
I-CABLE Communications Ltd.	554	18	*
REA Group Ltd.	282	15,600
Shaw Communications Inc., Class B Shares	394	8,997
Singapore Press Holdings Ltd.	14,559	28,838
Vivendi	304	7,552
WPP PLC	364	6,449
Total Media		108,444
Multiline Retail — 0.3%
Canadian Tire Corp., Ltd., Class A Shares	100	12,270
Dollarama Inc.	140	15,585
Harvey Norman Holdings Ltd.	3,021	8,740
Total Multiline Retail		36,595
Specialty Retail — 1.1%
CECONOMY AG	224	2,922
Dufry AG, Registered Shares	54	8,038	*
Hennes & Mauritz AB, Class B Shares	1,259	31,612
Industria de Diseno Textil SA	2,426	90,698
Total Specialty Retail		133,270
Textiles, Apparel & Luxury Goods — 1.0%
adidas AG	32	7,121
Compagnie Financiere Richemont SA, Registered Shares	380	35,042
Li & Fung Ltd.	14,000	7,053
Luxottica Group SpA	414	23,746
LVMH Moet Hennessy Louis Vuitton SE	66	19,689
Swatch Group AG	30	11,758
Yue Yuen Industrial Holdings Ltd.	3,000	11,498
Total Textiles, Apparel & Luxury Goods		115,907
Total Consumer Discretionary		1,036,634

See Notes to Financial Statements.

12	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Consumer Staples — 7.3%
Beverages — 1.6%
Anheuser-Busch InBev SA/NV	384	$46,989
Asahi Group Holdings Ltd.	400	18,156
Carlsberg A/S, Class B Shares	334	38,141
Diageo PLC	344	11,751
Heineken Holding NV	90	8,355
Heineken NV	120	11,694
Kirin Holdings Co., Ltd.	600	14,271
Pernod Ricard SA	86	12,898
Suntory Beverage & Food Ltd.	200	9,129
Treasury Wine Estates Ltd.	1,800	21,560
Total Beverages		192,944
Food & Staples Retailing — 2.2%
Alimentation Couche-Tard Inc., Class B Shares	589	27,617
FamilyMart UNY Holdings Co., Ltd.	100	5,664
George Weston Ltd.	196	16,457
ICA Gruppen AB	190	7,008
Koninklijke Ahold Delhaize NV	428	8,054
Loblaw Cos., Ltd.	394	20,334
METRO AG	224	4,278	*
Metro Inc.	394	12,402
Seven & I Holdings Co., Ltd.	792	31,846
Wesfarmers Ltd.	2,134	68,270
Woolworths Ltd.	2,600	51,499
Total Food & Staples Retailing		253,429
Food Products — 1.6%
Ajinomoto Co. Inc.	400	8,008
Danone SA	226	18,465
Kerry Group PLC, Class A Shares	577	58,105
MEIJI Holdings Co., Ltd.	200	16,288
Nestle SA, Registered Shares	494	41,544
Nisshin Seifun Group Inc.	400	6,997
Nissin Foods Holdings Co., Ltd.	200	12,541
Saputo Inc.	390	14,081
Toyo Suisan Kaisha Ltd.	198	7,584
Total Food Products		183,613
Household Products — 0.5%
Essity AB, Class B Shares	969	28,972	*
Henkel AG & Co. KGaA	70	8,822

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Household Products — continued
Lion Corp.	300	$5,741
Reckitt Benckiser Group PLC	90	8,051
Unicharm Corp.	395	8,937
Total Household Products		60,523
Personal Products — 0.9%
Beiersdorf AG	66	7,404
Kao Corp.	400	24,048
L’Oreal SA	96	21,364
Shiseido Co., Ltd.	397	16,316
Unilever NV, CVA	442	25,694
Unilever PLC	190	10,774
Total Personal Products		105,600
Tobacco — 0.5%
British American Tobacco PLC	246	15,915
Japan Tobacco Inc.	1,000	32,953
Swedish Match AB	262	9,871
Total Tobacco		58,739
Total Consumer Staples		854,848
Energy — 6.8%
Energy Equipment & Services — 0.1%
Tenaris SA	605	8,280
Oil, Gas & Consumable Fuels — 6.7%
BP PLC	5,489	37,195
Caltex Australia Ltd.	500	13,110
Canadian Natural Resources Ltd.	394	13,749
Enagas SA	633	18,235
Enbridge Inc.	595	22,867
Eni SpA	3,930	64,273
Idemitsu Kosan Co., Ltd.	397	11,504
Inpex Corp.	3,175	33,633
JXTG Holdings Inc.	11,491	58,938
Oil Search Ltd.	2,586	14,606
Origin Energy Ltd.	3,611	21,944	*
Pembina Pipeline Corp.	196	6,480
Repsol SA	4,368	81,842
Royal Dutch Shell PLC, Class A Shares	1,247	39,178
Royal Dutch Shell PLC, Class B Shares	1,089	35,024
Santos Ltd.	4,480	15,429	*

See Notes to Financial Statements.

14	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Showa Shell Sekiyu KK	794	$9,301
Snam SpA	3,475	17,754
Statoil ASA	5,371	108,761
Suncor Energy Inc.	591	20,065
Total SA	1,818	101,374
TransCanada Corp.	194	9,211
Woodside Petroleum Ltd.	1,447	34,032
Total Oil, Gas & Consumable Fuels		788,505
Total Energy		796,785
Financials — 15.4%
Banks — 10.6%
Australia & New Zealand Banking Group Ltd.	1,025	23,472
Banco Bilbao Vizcaya Argentaria SA	3,203	28,031
Banco de Sabadell SA	4,848	9,707
Banco Santander SA	6,750	45,785
Bank Hapoalim B.M.	9,399	66,517
Bank Leumi Le-Israel	12,902	71,339
Bank of Montreal	120	9,193
Bank of Nova Scotia	196	12,652
Barclays PLC	2,963	7,318
BNP Paribas SA	464	36,234
BOC Hong Kong Holdings Ltd.	2,000	9,524
CaixaBank SA	2,064	9,660
Commonwealth Bank of Australia	581	34,520
Credit Agricole SA	595	10,382
Danske Bank A/S	1,884	71,871
DBS Group Holdings Ltd.	2,600	43,451
DNB ASA	3,671	70,786
Erste Group Bank AG	1,498	64,371	*
Hang Seng Bank Ltd.	400	9,470
HSBC Holdings PLC	3,267	31,862
ING Groep NV	2,867	52,966
Intesa Sanpaolo SpA	9,038	30,384
KBC Group NV	565	46,932
Lloyds Banking Group PLC	13,825	12,539
Mitsubishi UFJ Financial Group Inc.	7,400	49,624
Mizrahi Tefahot Bank Ltd.	1,311	23,653
Mizuho Financial Group Inc.	23,400	42,168

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Banks — continued
National Australia Bank Ltd.	931	$23,272
Nordea Bank AB	1,415	17,105
Oversea-Chinese Banking Corp., Ltd.	3,367	29,394
Raiffeisen Bank International AG	697	24,284	*
Royal Bank of Canada	196	15,325
Skandinaviska Enskilda Banken AB, Class A Shares	779	9,603
Societe Generale SA	200	11,136
Standard Chartered PLC	889	8,860	*
Sumitomo Mitsui Financial Group Inc.	1,200	47,671
Svenska Handelsbanken AB, Class A Shares	719	10,306
Swedbank AB, Class A Shares	422	10,475
Toronto-Dominion Bank	394	22,398
UniCredit SpA	1,302	24,918	*
United Overseas Bank Ltd.	1,386	25,034
Westpac Banking Corp.	1,145	28,910
Total Banks		1,233,102
Capital Markets — 1.1%
Brookfield Asset Management Inc., Class A Shares	196	8,222
Credit Suisse Group AG, Registered Shares	1,227	19,346	*
Deutsche Bank AG, Registered Shares	789	12,821
Deutsche Boerse AG	128	13,222
Hong Kong Exchanges & Clearing Ltd.	600	16,705
Julius Baer Group Ltd.	154	9,108	*
Macquarie Group Ltd.	122	9,183
Nomura Holdings Inc.	1,200	6,847
Singapore Exchange Ltd.	1,200	6,752
UBS Group AG, Registered Shares	1,313	22,348
Total Capital Markets		124,554
Diversified Financial Services — 0.3%
Groupe Bruxelles Lambert SA	154	16,536
Investor AB, Class B Shares	148	7,335
Kinnevik AB, Class B Shares	238	7,809
Total Diversified Financial Services		31,680
Insurance — 3.4%
AEGON NV	1,571	9,274
Ageas	390	18,919
AIA Group Ltd.	7,549	56,801
Allianz SE, Registered Shares	204	47,371

See Notes to Financial Statements.

16	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Insurance — continued
Assicurazioni Generali SpA	927	$16,888
Aviva PLC	1,433	9,611
AXA SA	512	15,465
Dai-ichi Life Holdings Inc.	400	7,537
Gjensidige Forsikring ASA	725	13,643
Insurance Australia Group Ltd.	1,281	6,432
Manulife Financial Corp.	394	7,922
MS&AD Insurance Group Holdings Inc.	198	6,678
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	48	10,738
NN Group NV	208	8,713
Prudential PLC	326	8,019
Sampo OYJ, Class A Shares	1,361	71,309
Sompo Holdings Inc.	198	7,904
Sun Life Financial Inc.	196	7,634
Suncorp Group Ltd.	757	7,868
Swiss Re AG	108	10,160
Tokio Marine Holdings Inc.	600	25,619
Tryg A/S	456	10,857
Zurich Insurance Group AG	46	14,040
Total Insurance		399,402
Total Financials		1,788,738
Health Care — 6.8%
Biotechnology — 1.0%
CSL Ltd.	937	99,631
Genmab A/S	38	7,673	*
Shire PLC	154	7,611
Total Biotechnology		114,915
Health Care Equipment & Supplies — 0.7%
Cochlear Ltd.	114	15,349
Essilor International SA	60	7,597
Hoya Corp.	400	21,596
Olympus Corp.	197	7,259
Sysmex Corp.	198	13,461
Terumo Corp.	397	16,428
Total Health Care Equipment & Supplies		81,690
Health Care Providers & Services — 0.5%
Fresenius SE & Co. KGaA	102	8,520
Healthscope Ltd.	6,794	10,192

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Health Care Providers & Services — continued
Ramsay Health Care Ltd.	326	$16,694
Sonic Healthcare Ltd.	979	16,312
Total Health Care Providers & Services		51,718
Health Care Technology — 0.1%
M3 Inc.	300	8,904
Pharmaceuticals — 4.5%
Astellas Pharma Inc.	2,581	34,242
AstraZeneca PLC	264	17,644
Bayer AG, Registered Shares	188	24,461
Chugai Pharmaceutical Co., Ltd.	200	9,498
Daiichi Sankyo Co., Ltd.	394	9,009
Eisai Co., Ltd.	200	11,076
GlaxoSmithKline PLC	1,083	19,526
Kyowa Hakko Kirin Co., Ltd.	500	9,182
Merck KGaA	76	8,135
Novartis AG, Registered Shares	268	22,081
Novo Nordisk A/S, Class B Shares	829	41,241
Ono Pharmaceutical Co., Ltd.	600	13,706
Otsuka Holdings Co., Ltd.	397	16,522
Roche Holding AG	80	18,483
Sanofi	408	38,634
Santen Pharmaceutical Co., Ltd.	500	7,911
Shionogi & Co., Ltd.	397	21,253
Takeda Pharmaceutical Co., Ltd.	792	44,544
Taro Pharmaceuticals Industries Ltd.	200	22,484	*
Teva Pharmaceutical Industries Ltd.	3,717	50,753
Teva Pharmaceutical Industries Ltd., ADR	6,410	88,458
Total Pharmaceuticals		528,843
Total Health Care		786,070
Industrials — 11.5%
Aerospace & Defense — 0.5%
Airbus SE	94	9,608
BAE Systems PLC	1,203	9,483
CAE Inc.	595	10,543
Leonardo SpA	569	9,829
Safran SA	82	8,638
Singapore Technologies Engineering Ltd.	5,400	13,786
Total Aerospace & Defense		61,887

See Notes to Financial Statements.

18	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Air Freight & Logistics — 0.1%
Deutsche Post AG, Registered Shares	246	$11,267
Airlines — 0.3%
International Consolidated Airlines Group SA	1,421	12,000
Qantas Airways Ltd.	1,543	7,263
Singapore Airlines Ltd.	1,781	13,419
Total Airlines		32,682
Building Products — 0.2%
Assa Abloy AB, Class B Shares	502	10,596
Compagnie de Saint-Gobain	158	9,268
Geberit AG, Registered Shares	18	8,148
Total Building Products		28,012
Commercial Services & Supplies — 0.4%
Brambles Ltd.	3,805	27,549
Secom Co., Ltd.	198	14,936
Total Commercial Services & Supplies		42,485
Construction & Engineering — 0.6%
ACS Actividades de Construccion y Servicios SA	340	13,408
CIMIC Group Ltd.	308	11,398
Ferrovial SA	977	21,225
SNC-Lavalin Group Inc.	196	8,830
Vinci SA	116	11,357
Total Construction & Engineering		66,218
Electrical Equipment — 1.1%
ABB Ltd., Registered Shares	867	22,665
Legrand SA	122	9,062
Mitsubishi Electric Corp.	1,200	20,384
Nidec Corp.	200	26,375
Prysmian SpA	258	8,896
Schneider Electric SE	154	13,535
Siemens Gamesa Renewable Energy SA	553	8,020
Vestas Wind Systems A/S	206	18,171
Total Electrical Equipment		127,108
Industrial Conglomerates — 1.7%
CK Hutchison Holdings Ltd.	6,000	76,179
Jardine Matheson Holdings Ltd.	400	25,624
Jardine Strategic Holdings Ltd.	500	20,970
Keppel Corp., Ltd.	5,546	30,515
NWS Holdings Ltd.	6,000	12,136

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	19

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Industrial Conglomerates — continued
SembCorp Industries Ltd.	4,563	$11,047
Siemens AG, Registered Shares	198	28,253
Total Industrial Conglomerates		204,724
Machinery — 2.5%
Atlas Copco AB, Class A Shares	332	14,562
CNH Industrial NV	1,565	19,998
FANUC Corp.	200	46,383
Komatsu Ltd.	400	13,006
Kone OYJ, Class B Shares	1,587	85,905
Metso OYJ	578	21,013
Sandvik AB	589	10,758
Schindler Holding AG	38	8,612
Volvo AB, Class B Shares	464	9,195
Wartsila OYJ Abp	745	47,990
Yangzijiang Shipbuilding Holdings Ltd.	8,600	9,937
Total Machinery		287,359
Marine — 0.2%
A.P. Moller—Maersk A/S, Class A Shares	4	7,414
A.P. Moller—Maersk A/S, Class B Shares	6	11,524
Kuehne & Nagel International AG, Registered Shares	48	8,381
Total Marine		27,319
Professional Services — 0.7%
Adecco Group AG, Registered Shares	102	8,093
Experian PLC	360	7,583
Randstad Holding NV	156	9,598
Recruit Holdings Co., Ltd.	300	7,324
RELX NV	478	10,796
RELX PLC	380	8,747
Seek Ltd.	661	9,293
SGS SA, Registered Shares	4	9,879
Wolters Kluwer NV	220	10,784
Total Professional Services		82,097
Road & Rail — 1.6%
Aurizon Holdings Ltd.	5,387	21,357
Canadian National Railway Co.	747	60,109
Canadian Pacific Railway Ltd.	196	33,983
ComfortDelGro Corp., Ltd.	7,600	11,263
DSV A/S	234	18,095

See Notes to Financial Statements.

20	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Road & Rail — continued
East Japan Railway Co.	200	$19,295
MTR Corp. Ltd.	4,000	23,175
Total Road & Rail		187,277
Trading Companies & Distributors — 0.3%
ITOCHU Corp.	600	10,437
Mitsubishi Corp.	400	9,317
Mitsui & Co., Ltd.	600	8,913
Sumitomo Corp.	595	8,548
Total Trading Companies & Distributors		37,215
Transportation Infrastructure — 1.3%
Abertis Infraestructuras SA	1,223	26,455
Aena SME SA	108	19,814
Atlantia SpA	645	21,037
Hutchison Port Holdings Trust, Class U Shares	15,389	6,617
SATS Ltd.	2,800	9,655
Sydney Airport	2,977	16,200
Transurban Group	5,105	47,393
Total Transportation Infrastructure		147,171
Total Industrials		1,342,821
Information Technology — 8.3%
Communications Equipment — 0.6%
Nokia OYJ	7,765	38,134
Telefonaktiebolaget LM Ericsson, Class B Shares	4,536	28,554
Total Communications Equipment		66,688
Electronic Equipment, Instruments & Components — 0.7%
Hexagon AB, Class B Shares	302	15,487
Hitachi Ltd.	2,000	15,778
Kyocera Corp.	200	13,268
Murata Manufacturing Co., Ltd.	200	31,115
Omron Corp.	198	11,005
Total Electronic Equipment, Instruments & Components		86,653
Internet Software & Services — 0.5%
Auto Trader Group PLC	5,733	26,079
Shopify Inc., Class A Shares	247	24,556	*
United Internet AG, Registered Shares	132	8,351
Total Internet Software & Services		58,986
IT Services — 1.7%
Amadeus IT Group SA	827	56,114
Atos SE	68	10,567

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	21

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
IT Services — continued
Capgemini SE	166	$20,178
CGI Group Inc., Class A Shares	925	49,150	*
Fujitsu Ltd.	2,000	15,450
Worldpay Group PLC	8,860	47,776
Total IT Services		199,235
Semiconductors & Semiconductor Equipment — 1.0%
ASML Holding NV	192	34,621
Infineon Technologies AG	1,129	30,912
NXP Semiconductors NV	190	22,239	*
STMicroelectronics NV	454	10,683
Tokyo Electron Ltd.	100	17,374
Total Semiconductors & Semiconductor Equipment		115,829
Software — 3.4%
Check Point Software Technologies Ltd.	200	23,542	*
Constellation Software Inc.	74	42,101
Dassault Systemes SE	138	14,655
Micro Focus International PLC	1,661	58,350
NICE Ltd.	80	6,593
Nintendo Co., Ltd.	100	38,521
Open Text Corp.	989	34,582
Sage Group PLC	6,282	62,200
SAP SE	1,001	113,873
Total Software		394,417
Technology Hardware, Storage & Peripherals — 0.4%
BlackBerry Ltd.	1,627	17,807	*
Canon Inc.	600	22,390
FUJIFILM Holdings Corp.	200	8,137
Total Technology Hardware, Storage & Peripherals		48,334
Total Information Technology		970,142
Materials — 8.9%
Chemicals — 5.0%
Agrium Inc.	100	10,887
Air Liquide SA	259	32,975
Akzo Nobel NV	308	27,891
Arkema SA	82	10,359
Asahi Kasei Corp.	2,000	24,080
BASF SE	218	23,774
Croda International PLC	150	8,335

See Notes to Financial Statements.

22	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Chemicals — continued
Givaudan SA, Registered Shares	4	$8,933
Kansai Paint Co., Ltd.	400	10,226
Koninklijke DSM NV	220	18,769
Kuraray Co., Ltd.	600	11,730
Linde AG	62	13,390
Mitsubishi Chemical Holdings Corp.	1,389	14,384
Nippon Paint Holdings Co., Ltd.	200	7,000
Nitto Denko Corp.	200	18,478
Potash Corp. of Saskatchewan Inc.	589	11,464
Shin-Etsu Chemical Co., Ltd.	397	41,584
Sika AG	2	14,805
Solvay SA	681	101,181
Sumitomo Chemical Co., Ltd.	1,984	13,854
Teijin Ltd.	396	8,334
Toray Industries Inc.	2,800	28,159
Umicore SA	1,650	73,747
Yara International ASA	870	41,306
Total Chemicals		575,645
Construction Materials — 0.5%
CRH PLC	921	34,727
CRH PLC	158	5,947
LafargeHolcim Ltd., Registered Shares	368	20,786
Total Construction Materials		61,460
Containers & Packaging — 0.1%
Amcor Ltd.	863	10,463
Metals & Mining — 2.8%
Agnico-Eagle Mines Ltd.	196	8,751
Anglo American PLC	869	16,389
ArcelorMittal	514	14,738	*
Barrick Gold Corp.	776	11,212
BHP Billiton Ltd.	1,814	36,847
BHP Billiton PLC	1,157	20,937
Franco-Nevada Corp.	153	12,158
Glencore PLC	5,972	28,792	*
Goldcorp Inc.	589	7,693
JFE Holdings Inc.	600	12,770
Newcrest Mining Ltd.	611	10,480
Nippon Steel & Sumitomo Metal Corp.	600	14,253

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	23

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
Norsk Hydro ASA	6,286	$48,599
Rio Tinto Ltd.	190	10,099
Rio Tinto PLC	626	29,503
South32 Ltd.	3,529	9,102
Sumitomo Metal Mining Co., Ltd.	500	19,594
Teck Resources Ltd., Class B Shares	400	8,173
Wheaton Precious Metals Corp.	394	8,176
Total Metals & Mining		328,266
Paper & Forest Products — 0.5%
Oji Holdings Corp.	2,000	11,644
Stora Enso OYJ, Class R Shares	1,105	17,287
UPM-Kymmene OYJ	1,093	32,848
Total Paper & Forest Products		61,779
Total Materials		1,037,613
Real Estate — 5.5%
Equity Real Estate Investment Trusts (REITs) — 2.9%
Ascendas Real Estate Investment Trust	7,800	15,679
British Land Co. PLC	1,714	13,681
CapitaLand Mall Trust	7,800	11,559
Daiwa House REIT Investment Corp.	5	11,653
Dexus	1,509	11,283
Goodman Group	2,620	16,764
GPT Group	3,043	11,854
Hammerson PLC	1,437	10,001
Japan Prime Realty Investment Corp.	3	9,643
Japan Real Estate Investment Corp.	2	9,358
Japan Retail Fund Investment Corp.	6	10,628
Klepierre	202	8,034
Land Securities Group PLC	1,215	15,588
Link REIT	1,992	16,737
Mirvac Group	6,800	12,543
Nippon Building Fund Inc.	2	9,639
Nippon Prologis REIT Inc.	4	8,401
Nomura Real Estate Master Fund Inc.	8	9,998
Scentre Group	8,848	27,223
Segro PLC	1,455	10,493
Stockland	3,948	13,658
Suntec Real Estate Investment Trust	5,159	7,380

See Notes to Financial Statements.

24	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Unibail-Rodamco SE	88	$22,024
United Urban Investment Corp.	8	11,489
Vicinity Centres	5,999	12,167
Westfield Corp.	3,309	19,678
Total Equity Real Estate Investment Trusts (REITs)		337,155
Real Estate Management & Development — 2.6%
CapitaLand Ltd.	7,800	21,001
City Developments Ltd.	1,400	13,290
CK Asset Holdings Ltd.	1,992	16,380
Daito Trust Construction Co., Ltd.	200	34,889
Daiwa House Industry Co., Ltd.	1,000	36,410
Global Logistic Properties Ltd.	7,163	17,446
Hongkong Land Holdings Ltd.	1,194	8,656
LendLease Group	971	12,047
Mitsubishi Estate Co., Ltd.	2,000	35,979
Mitsui Fudosan Co., Ltd.	1,400	32,333
New World Development Co., Ltd.	6,000	8,937
Sun Hung Kai Properties Ltd.	2,000	32,712
Swire Pacific Ltd., Class A Shares	992	9,797
UOL Group Ltd.	1,800	11,937
Wharf Holdings Ltd.	1,000	9,095
Total Real Estate Management & Development		300,909
Total Real Estate		638,064
Telecommunication Services — 10.7%
Diversified Telecommunication Services — 8.0%
BCE Inc.	390	18,008
BT Group PLC	4,611	15,941
Deutsche Telekom AG, Registered Shares	4,672	85,116
Iliad SA	50	12,484
Koninklijke KPN NV	30,301	104,618
Nippon Telegraph & Telephone Corp.	1,000	48,133
Orange SA	4,862	79,770
Singapore Telecommunications Ltd.	30,752	84,601
Swisscom AG, Registered Shares	104	52,540
Telecom Italia SpA	76,193	66,121	*
Telecom Italia SpA, Savings Shares	37,056	26,352
Telefonica Deutschland Holding AG	1,301	6,612
Telefonica SA	8,476	88,919

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	25

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Shares	Value
Diversified Telecommunication Services — continued
Telenor ASA	2,713	$57,628
Telia Co. AB	7,339	33,970
Telstra Corp., Ltd.	43,206	117,060
TELUS Corp.	589	21,330
TPG Telecom Ltd.	3,075	12,709
Total Diversified Telecommunication Services		931,912
Wireless Telecommunication Services — 2.7%
KDDI Corp.	2,400	63,828
Millicom International Cellular SA, SDR	216	13,817
NTT DoCoMo Inc.	1,800	43,391
Rogers Communications Inc., Class B Shares	1,179	61,175
SoftBank Group Corp.	987	86,343
Tele2 AB, Class B Shares	1,165	14,821
Vodafone Group PLC	12,754	36,521
Total Wireless Telecommunication Services		319,896
Total Telecommunication Services		1,251,808
Utilities — 8.8%
Electric Utilities — 4.4%
AusNet Services	9,825	13,310
Chubu Electric Power Co. Inc.	2,600	33,316
Chugoku Electric Power Co. Inc.	800	8,872
CK Infrastructure Holdings Ltd.	1,000	8,704
CLP Holdings Ltd.	3,000	30,514
Electricite de France SA	1,217	15,934
Endesa SA	310	7,096
Enel SpA	15,514	96,231
Fortis Inc.	1,569	57,781
Hydro One Ltd.	1,201	21,235
Iberdrola SA	8,007	64,710
Kansai Electric Power Co. Inc.	2,400	32,663
Kyushu Electric Power Co. Inc.	1,600	18,152
Power Assets Holdings Ltd.	2,000	17,330
Red Electrica Corporacion SA	416	9,212
SSE PLC	731	13,417
Terna-Rete Elettrica Nazionale SpA	1,800	10,861
Tohoku Electric Power Co. Inc.	1,790	23,330
Tokyo Electric Power Co. Holdings Inc.	6,573	26,823	*
Total Electric Utilities		509,491

See Notes to Financial Statements.

26	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Legg Mason Developed ex-US Diversified Core ETF

Security		Shares	Value
Gas Utilities — 1.3%
APA Group		7,026	$46,030
Gas Natural SDG SA		350	7,489
Hong Kong & China Gas Co. Ltd.		12,060	22,848
Osaka Gas Co., Ltd.		1,593	30,661
Toho Gas Co., Ltd.		400	11,134
Tokyo Gas Co., Ltd.		1,590	39,441
Total Gas Utilities			157,603
Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co., Ltd.		397	9,933
Multi-Utilities — 3.0%
AGL Energy Ltd.		3,888	75,195
ATCO Ltd., Class I Shares		296	10,733
Canadian Utilities Ltd., Class A Shares		384	11,596
Centrica PLC		3,439	7,756
E.ON SE		5,650	66,670
Engie SA		3,531	59,681
Innogy SE		418	19,452
National Grid PLC		2,026	24,379
RWE AG		1,329	33,222	*
Suez		759	13,350
Veolia Environnement SA		1,193	28,266
Total Multi-Utilities			350,300
Total Utilities			1,027,327
Total Common Stocks (Cost — $10,595,115)			11,530,850
Investments in Underlying Funds — 0.2%
Schwab International Equity ETF (Cost — $21,701)		670	22,834
Preferred Stocks — 0.2%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Volkswagen AG		42	7,627
Consumer Staples — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA		126	17,686
Total Preferred Stocks (Cost — $21,803)			25,313

	Expiration Date	Rights
Rights — 0.0%
Ferrovial SA (Cost — $458)	11/13/17	977	470	*
Total Investments before Short-Term Investments (Cost — $10,639,077)			11,579,467

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	27

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Developed ex-US Diversified Core ETF

Security	Rate	Shares	Value
Short-Term Investments — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $20,317)	0.961%	20,317	$20,317
Total Investments — 99.5% (Cost — $10,659,394)			11,599,784
Other Assets in Excess of Liabilities — 0.5%			53,673
Total Net Assets — 100.0%			$11,653,457

*	Non-income producing security.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)
ETF	— Exchange-Traded Fund
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipts

Summary of Investments by Country** (unaudited)
Japan	19.0%
Australia	11.3
Canada	7.6
United Kingdom	6.6
France	6.2
Germany	5.6
Spain	5.3
Hong Kong	5.1
Italy	4.4
Singapore	4.2
Netherlands	3.5
Switzerland	3.2
Israel	3.1
Norway	2.9
Finland	2.7
Sweden	2.7
Belgium	2.6
Denmark	1.9
Ireland	0.9
Austria	0.8
Investments in Underlying Funds	0.2
Short-Term Investments	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

28	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $10,659,394)	$11,599,784
Foreign currency, at value (Cost — $34,650)	34,024
Dividends and interest receivable	24,048
Total Assets	11,657,856

Liabilities:
Investment management fee payable	3,939
Payable for securities purchased	460
Total Liabilities	4,399
Total Net Assets	$11,653,457

Net Assets:
Par value (Note 5)	$4
Paid-in capital in excess of par value	10,606,773
Undistributed net investment income	131,339
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(24,246)
Net unrealized appreciation on investments and foreign currencies	939,587
Total Net Assets	$11,653,457

Shares Outstanding	400,000

Net Asset Value	$29.13

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	29

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends	$210,128
Interest	81
Less: Foreign taxes withheld	(22,238)
Total Investment Income	187,971

Expenses:
Investment management fee (Note 2)	26,178
Total Expenses	26,178
Net Investment Income	161,793

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	25,479
Futures contracts	(210)
Foreign currency transactions	(251)
Net Realized Gain	25,018
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,024,573
Foreign currencies	(461)
Change in Net Unrealized Appreciation (Depreciation)	1,024,112
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	1,049,130
Increase in Net Assets From Operations	$1,210,923

See Notes to Financial Statements.

30	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2017 and the Period Ended October 31, 2016	2017	2016†

Operations:
Net investment income	$161,793	$119,425
Net realized gain (loss)	25,018	(49,143)
Change in net unrealized appreciation (depreciation)	1,024,112	(84,525)
Increase (Decrease) in Net Assets From Operations	1,210,923	(14,243)

Distributions to Shareholders From (Note 1):
Net investment income	(150,000)	—
Decrease in Net Assets From Distributions to Shareholders	(150,000)	—

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (200,000 and 200,001 shares issued, respectively)	5,617,575	4,989,227
Cost of shares repurchased (0 and 1 shares repurchased, respectively)	—	(25)
Increase in Net Assets From Fund Share Transactions	5,617,575	4,989,202
Increase in Net Assets	6,678,498	4,974,959

Net Assets:
Beginning of year	4,974,959	—
End of year*	$11,653,457	$4,974,959
*Includes undistributed net investment income of:	$131,339	$118,012

†	For the period December 28, 2015 (inception date) to October 31, 2016.

See Notes to Financial Statements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	31

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2017[1]	2016[1,2]

Net asset value, beginning of year	$24.87	$24.95

Income (loss) from operations:
Net investment income	0.67	0.60
Net realized and unrealized gain (loss)	4.34	(0.68)
Total income (loss) from operations	5.01	(0.08)

Less distributions from:
Net investment income	(0.75)	—
Total distributions	(0.75)	—

Net asset value, end of year	$29.13	$24.87
Total return, at NAV[3]	20.78%	(0.32)%

Net assets, end of year (000s)	$11,653	$4,975

Ratios to average net assets:
Gross expenses	0.40%	0.40%[4]
Net expenses	0.40	0.40 [4]
Net investment income	2.47	2.87 [4]

Portfolio turnover rate[5]	29%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

32	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”), (formerly known as Legg Mason ETF Equity Trust). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	33

Notes to financial statements (cont’d)

instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar

34	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$11,530,850	—	—	$11,530,850
Investments in underlying funds	22,834	—	—	22,834
Preferred stocks	25,313	—	—	25,313
Rights	470	—	—	470
Total long-term investments	11,579,467	—	—	11,579,467
Short-term investments†	20,317	—	—	20,317
Total investments	$11,599,784	—	—	$11,599,784

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	35

Notes to financial statements (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2017, securities valued at $9,437,258 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were applied on October 31, 2016, when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

36	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	37

Notes to financial statements (cont’d)

offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is

38	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,534	$(1,534)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	39

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$1,938,160
Sales	1,976,690

During the year ended October 31, 2017, in-kind transactions (see Note 5) were as follows:

Contributions	$5,608,841
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$10,677,550	$1,198,272	$(276,038)	$922,234

4. Derivative instruments and hedging activities

At October 31, 2017, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

40	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(210)

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$229

†	At October 31, 2017, there were no open positions held in this derivative.

5. Fund share transactions

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 200,000 shares of the Fund constitute a Creation Unit. Such transactions are generally made on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2017 and the period ended October 31, 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$150,000	—

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$147,359
Deferred capital losses*	(22,110)
Unrealized appreciation (depreciation)(a)	921,431
Total accumulated earnings (losses) — net	$1,046,680

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, other book/tax basis adjustments and the realization for tax purposes of unrealized gains on investments in foreign passive investment companies.

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	41

Notes to financial statements (cont’d)

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

42	Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of the Legg Mason Developed ex-US Diversified Core ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Developed ex-US Diversified Core ETF (the “Fund”), a series of Legg Mason ETF Investment Trust, as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the years or periods ended on or prior to October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2017

Legg Mason Developed ex-US Diversified Core ETF 2017 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Developed ex-US Diversified Core ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

44	Legg Mason Developed ex-US Diversified Core ETF

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Developed ex-US Diversified Core ETF	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

46	Legg Mason Developed ex-US Diversified Core ETF

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Legg Mason Developed ex-US Diversified Core ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

48	Legg Mason Developed ex-US Diversified Core ETF

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Developed ex-US Diversified Core ETF	49

Additional information (unaudited) (cont’d)

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s report on the Fund’s financial statements for the fiscal period ended October 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal period ended October 31, 2016 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal period ended October 31, 2016, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

50	Legg Mason Developed ex-US Diversified Core ETF

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date	12/28/2016
Payable date	12/30/2016
Ordinary income:
Qualified dividend income for individuals	98.06%
Foreign source income	97.66	%*
Foreign taxes paid per share	$0.073400

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

Please retain this information for your records.

Legg Mason Developed ex-US Diversified Core ETF	51

Legg Mason

Developed ex-US Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Developed ex-US Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Developed ex-US Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Developed ex-US Diversified Core ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI World ex-US Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS DBI Developed ex-US Diversified Index (the “QS DBI Index” or the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index or the Legg Mason Developed ex-US Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the QS DBI Index, or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323369 12/17 SR17-3227

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending October 31, 2016 and October 31, 2017 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $20,000 in October 31, 2016 and $80,000 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $0 in October 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2016 and $12,500 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2017